LOCK-UP/LEAK-OUT AGREEMENT

THIS LOCK-UP/LEAK-OUT AGREEMENT (the "Agreement") is made and entered into as of the _____ day of September, 2009, between Klein Retail Centers, Inc., a Delaware corporation (the "Company"), and the individuals and entities that execute and deliver a Counterpart Signature Page hereof, each being a common stock shareholder of Company, and sometimes collectively referred to herein as the "Shareholders" and each, a "Shareholder."

WHEREAS, Company intends to conduct an offering ("Offering") of shares of common stock of Company, through Freedom Investors Corp., as dealer manager (the "Dealer Manager") and one or more other selling agents, to raise a maximum of $15 million on a best efforts basis.

WHEREAS, the undersigned recognizes the benefits that Company and the Shareholders will derive from the Offering, and of the need to develop an orderly trading market;

NOW, THEREFORE, as an inducement to the Dealer Manager to conduct the Offering and in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The undersigned will not, directly or indirectly, through an "affiliate" or "associate" (as such terms are defined in the General Rules and Regulations under the Securities Act of 1933, (the "Securities Act"), as amended), or through a family member or otherwise, offer, sell, pledge, hypothecate, grant an option for sale or otherwise dispose of, or transfer or grant any rights with respect thereto in any manner (either privately or publicly pursuant to Rule 144 of the General Rules and Regulations under the Securities Act, or otherwise), or enter into any swap or any other agreement or any hedging transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Securities (as defined below), whether any such swap or hedging transaction is to be settled by delivery of the Securities, in cash or otherwise, with respect to any and all shares of common stock of the Company or any other securities of the Company, including but not limited to any securities convertible or exchangeable into shares of common stock of the Company or options, warrants or other rights to acquire common stock of the Company directly or indirectly owned or controlled by the undersigned on the date hereof or hereafter acquired by the undersigned pursuant to a stock split, stock dividend, recapitalization or similar transaction (collectively, the "Securities"), during the period commencing on the date hereof and ending on the date 90 days following the commencement of public trading of the Common Stock (such period herein referred to as the "First Lock-Up Period"), and as to any shares not released from this Lockup Agreement pursuant to paragraphs 2 through 4 hereafter.

2. During the following 270 days (the "Second Lock-Up Period"), the undersigned may offer and sell the number of shares of Common Stock owned by undersigned as may be determined in proportion to the total number of all shares of Common Stock subject to the terms of all counterparts to this Agreement. The aggregate number of shares of Common Stock that may be offered and sold during the Second Lockup Period by all holders of Common Stock in the aggregate that are subject to a counterpart of this Agreement is that number applicable to affiliates of Company calculated in accordance with Rule 230.144(e), promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), provided that the manner of sale shall be as determined in accordance with Rule 230.144(f), promulgated under the 1934 Act. For illustration, the number of shares in the aggregate allowed to be sold pursuant to the foregoing limitations are the greater of 1% of all outstanding shares of Company Common Stock or the average weekly trading volume during the preceding four weeks, and the manner of sale is in broker transactions. The number of shares of Common Stock which each Shareholder may offer and sale of such

aggregate amount shall be in proportion as the holdings by each Shareholder of Common Stock to the total of all shares of Common Stock held by all Shareholders subject to this Agreement.

3. The Dealer Manager in its discretion, with reasonable consultation and agreement with the management of Company, may release from this Agreement any number of Securities from the prohibitions contained herein. Such release may be as to any of Securities as determined by the Dealer Manager, and may be in conjunction with the release of any persons subject to similar lock-up Agreements as the Dealer Manager determines. The undersigned understands and agrees that such releases among persons subject to lock-up Agreements may be arbitrary.

4. Thereafter, the restrictions of this Agreement shall terminate and the undersigned shall be free to offer and sell any number of shares of Common Stock allowable by law.

5. Notwithstanding any provision herein, the undersigned agrees to enter any agreement required by a State securities authority or any regulatory or other authority (including AMEX, NASDAQ or other national stock exchange on which securities of Company may be listed or subject to an application for listing), if requested by the Dealer Manager.

6. This Agreement does not apply to any securities of the Company, including Common Stock, which are purchased by the undersigned in an open market transaction.

7. The undersigned agrees to the placement of a legend on the certificates representing the Common Stock to indicate restrictions on resale of the Securities imposed by this agreement and/or the entry of stop transfer orders with the transfer agent and the registrar of the Company's securities against the transfer of the Common Stock except in compliance with this agreement.

8. Notwithstanding any provision contained herein, a Shareholder may transfer his/her/its shares of Common Stock to his/her/its affiliates, partners in a partnership, subsidiaries and trusts, or spouses and lineal descendants for estate planning purposes provided that the transferee (or the legal representative of the transferee) executes an agreement to be bound by all of the terms and conditions of this Agreement.

9. By executing this Agreement, each Shareholder represents that the Common Stock set forth in his/her/its Counterpart Signature Page constitutes all of the shares of Common Stock that such Shareholder beneficially owns as of the date hereof. In addition to the Common Stock set forth in the Counterpart Signature Page, this Agreement shall apply to all other Company Common Stock of which each Shareholder becomes the beneficial owner during the Lock-Up/Leak-Out Period except those acquired in an open market transaction.

10. In the event of a tender offer to purchase all or substantially all of Company's issued and outstanding securities, or a merger, consolidation or other reorganization with or into an unaffiliated entity, and if the requisite number of the record and beneficial owners of Company securities then outstanding are voted in favor of such tender offer, merger, consolidation or reorganization, and such tender offer, merger, consolidation or reorganization is completed, this Agreement shall terminate as of the closing of such event and the Common Stock restricted pursuant hereto shall be released from such restrictions.

11. Except as otherwise provided in this Agreement or any other agreements between the parties, the Shareholders shall be entitled to exercise their beneficial rights of ownership of the Common Stock, including the right to vote the Common Stock for any and all purposes.

12. The shares of Common Stock covered by this Agreement shall be appropriately adjusted should Company make a dividend or distribution, undergo a forward split or a reverse split or otherwise reclassify its shares of Common Stock during the term of this Agreement.

13. No transfer of any share of Common Stock subject to this Agreement shall be made in any transaction other than a "broker's transaction" as provided in Rule 230.144(f)(1)

unless the transferee executes and delivers a copy of this Agreement prior to the transfer of any stock certificate representing any of the Common Stock so transferred.

14. This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

15. All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement, to Klein Retail Centers, Inc., at 89 West Chicago Street, Clearwater, Michigan 49036, and to the Shareholders, at the addresses in their Counterpart Signature Pages. All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

16. The resale restrictions on the Common Stock set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable United States and state securities laws, rules and regulations.

17. Company or each Shareholder who fails to fully adhere to the terms and conditions of this Agreement shall be liable to every other party for any damages suffered by any party by reason of any such breach of the terms and conditions hereof. Each Shareholder agrees that in the event of a breach of any of the terms and conditions of this Agreement by any such Shareholder, that in addition to all other remedies that may be available in law or in equity to the non-defaulting parties, a preliminary and permanent injunction, without bond or surety, and an order of a court requiring such defaulting Shareholder to cease and desist from violating the terms and conditions of this Agreement and specifically requiring such Shareholder to perform his/her/its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that Company or the non-defaulting Shareholders may suffer as a result of any breach or continuation thereof.

18. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto.

19. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and to be performed wholly within said State; and Company and the Shareholders agree that any action based upon this Agreement may be brought in the United States and state courts of Delaware only, and each submits himself/herself/itself to the jurisdiction of such courts for all purposes hereunder.

20. In the event of default hereunder, the non-defaulting parties shall be entitled to recover reasonable attorney's fees incurred in the enforcement of this Agreement.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.

Dated: ________________

KLEIN RETAIL CENTERS, INC.

By: ______________________________
Kenneth S. Klein, President